Prepaids and Other, Net	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaids and Other, Net

4. Prepaids and Other, Net

The following table provides the components of Prepaids and other, net and Other assets (dollars in thousands):

	March 31,	December 31,
	2022	2021
Prepaids and other, net
Prepaids
Insurance	$145	$1,014
Mining claims and permitting fees	378	891
Prepaid taxes	209	—
License fees	202	186
Other	29	56
Deposits	219	195
Total	1,182	2,342

Other assets, non-current
Royalty - advance payment	600	600
Total	$600	$600

5. Prepaids and Other, Net

The following table provides the components of Prepaids and other, net and Other assets (dollars in thousands):

	December 31, 2021	December 31, 2020
Prepaids and other, net
Prepaids
Insurance	$1,014	$1,847
Mining claims and permitting fees	891	417
License fees	186	259
Equipment mobilization	—	423
Other	56	252
Deposits	195	1,105
Total	$2,342	$4,303

Other assets
Equipment not in use	$—	$12,238
Royalty - advance payment	600	360
Prepaid supplies inventory	—	885
Total	$600	$13,483

Deposits

During the year ended December 31, 2021, the Company determined that additional equipment was no longer expected to be purchased under the current mine plan. Accordingly, a full reserve was applied against a $0.9 million deposit previously paid by the Company to an equipment supplier.

Equipment not in use

As of December 31, 2021, the Company has reclassified the equipment not in use to Assets held for sale on the Consolidated Balance Sheets. See Note 8 - Assets Held for Sale.

As of December 31, 2020, equipment not in use was classified as Other assets and included three ball mills, one SAG mill, one regrind mill, and related motors and components that were previously purchased by a predecessor of the Company. During the second quarter of 2020, the Company engaged an international equipment broker to advertise equipment not in use for potential sale. As a result of the sale of a SAG mill along with updated estimates of fair value less selling costs, the Company recorded an adjustment of $5.3 million to the carrying value during the third quarter of 2020 to reflect the fair market value of the equipment not in use.

Prepaid supplies inventory

The Company has multiple inventory consignment agreements with certain of its suppliers of parts used in the crushing, drilling, and blasting processes that require the supplier to maintain a specified inventory of replacement parts and components that are exclusively for purchase and use at the Hycroft Mine. As part of the agreements, the Company is required to make certain payments in advance of receiving such consignment inventory at the mine site. The Company records advance payments as prepaid supplies inventory within Other assets until such inventory is received, at which point, the amounts are reclassified to Inventories. As of December 31, 2021 the Company had reclassified its prepaid supplies inventory to Inventories.

Royalty - advance payment

As of December 31, 2021, royalty-advance payments included annual advance payments for a portion of the Hycroft Mine that is subject to a mining lease requiring a 4% net profit royalty be paid to the owner of certain patented and unpatented mining claims. Refer to Note 23 - Commitments and Contingencies for further detail.